[Missing Graphic Reference]
USAA TAX EXEMPT MONEY MARKET FUND
SUPPLEMENT DATED APRIL 4, 2011
TO THE FUND’S PROSPECTUS
DATED AUGUST 1, 2010

As of April 1, 2011, John C. Bonnell no longer co-manages the USAA Tax Exempt Money Market Fund (the Fund) with Dale R. Hoffmann. Mr. Hoffmann remains as the sole portfolio manager of the Fund. Mr. Bonnell continues to manage the Tax Exempt Long-Term Fund. The references to Mr. Bonnell on pages 24 and 41 of the Fund’s prospectus with respect to the Fund are hereby deleted.

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